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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-78511, 333-78509, 333-75491) of InterDent,
Inc. of our report dated March 24, 1999 relating to the Dental Care Alliance, Inc. financial statements, which appears in this Form 10-K.



                             /s/ PricewaterhouseCoopers LLP


Houston, Texas
March 27, 2000



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